SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 26, 2004



                                NBT BANCORP INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                       0-14703                16-1268674
  ----------------------------         -------------         -------------------
  (STATE OR OTHER JURISDICTION          (COMMISSION            (IRS EMPLOYER
       OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)



                 52 SOUTH BROAD STREET, NORWICH, NEW YORK 13815
                 ----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (607) 337-2265
                                 --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                       ----------------------------------

                               (a) NOT APPLICABLE

                               (b) NOT APPLICABLE

        (c) THE FOLLOWING EXHIBIT IS FURNISHED AS A PART OF THIS REPORT:

          EXHIBIT NO.                               DESCRIPTION
          -----------                               -----------

              99                         PRESS RELEASE DATED APRIL 26, 2004.


                       ITEM 9.  REGULATION FD DISCLOSURE.
                            -------------------------

                    INFORMATION BEING PROVIDED UNDER ITEM 12

ON APRIL 26, 2004, NBT BANCORP INC. ISSUED A PRESS RELEASE DESCRIBING ITS RESULTS OF OPERATIONS FOR QUARTER ENDING MARCH 31, 2004 AS WELL AS ANNOUNCING AN INCREASE IN ITS QUARTERLY DIVIDEND TO $0.19 PER SHARE TO BE PAID ON JUNE 15, 2004 TO SHAREHOLDERS OF RECORD ON JUNE 1, 2004. THAT PRESS RELEASE IS FURNISHED AS EXHIBIT 99 HERETO.


                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


             NBT BANCORP INC.
             --------------------------------------
             (REGISTRANT)



             /s/  MICHAEL  J.  CHEWENS
             --------------------------------------
             MICHAEL J. CHEWENS
             SENIOR EXECUTIVE VICE PRESIDENT,
             CHIEF FINANCIAL OFFICER AND CORPORATE SECRETARY




DATE:  APRIL 26, 2004


EXHIBIT INDEX
-------------

EXHIBIT NO.                    DESCRIPTION
-----------                    -----------

    99                         PRESS RELEASE DATED APRIL 26, 2004.


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